UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2008

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On May 21, 2008, NRG Energy, Inc. ("NRG") issued a press release announcing its proposal to enter into a combination with Calpine Corporation ("Calpine"). The proposal was communicated on May 14, 2008 in a letter from Howard Cosgrove, Chairman of the NRG Board of Directors, and David Crane, Chief Executive Officer to William Patterson, Chairman of the Board of Directors of Calpine. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Patterson, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. - Document

99.1 - Press Release, dated May 21, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

May 22, 2008	By:	/s/ J. Andrew Murphy

Name: J. Andrew Murphy
Title: Executive Vice Pres & General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 21, 2008